UPRIGHT
                                INVESTMENTS TRUST




                               UPRIGHT GROWTH FUND






                                 March 31, 2000


                                Semiannual Report

Dear Shareholder:

We are pleased to present you the Semi Annual report of the Upright Growth Fund, for the period of October 1, 1999 to March 31, 2000. Over this period, the Fund produced a total return of 30.36%. This is compared to17.59 % for the S & P 500 (large companies), and 26.16 for the Russell 2000 (smaller companies). We are glad to tell you that the Fund beating the above two benchmark with a plenty cash on hand, that is mean we reduce portfolio volatile by holding a lot of cash and mean time we did better performance than benchmark.

Market Review
The performance divergence between technology, biotechnology (so-called new economy) and the stocks of more traditional, more stable grower (so-called old economic) was widening during the past year. The narrower, technology focused NASDAQ Composite Index returned was much higher then the S & P 500 Index -- a large-capitalization index of 500 widely held stocks. The shinning and stung performance of high-tech area not only attracts the investors but also speculator and momentum player. When the " new economic," dot.com" and "e-commerce" rolled off all investor's tongues, their money keep rolling into that area. We found the well know and top performed mutual fund of value style was under extremely redeem pressure, some fund even were redeemed 50% of its assets, this is historical record in terms of the performance divergence and money rollover. The redeemed money keeping rolled into technology stocks and fund, this will create volatile and opportunity. When internet is getting popular and information is so easily to obtain, the crowd will move simeateualious and that will create the volatile, however, it also provide the opportunity for some quality stocks which under perform and investor keep selling them due to lost patience and chasing the technology stock. Some growth companies during this period were actually hit quite hard. Those of out of favor sectors and growth companies will provide us a great buying opportunity in the future.

Investment Strategy

As of March 31, 2000, the Fund has 20% cash on hand. It is able to provide the investment fund for us to commit to some greater growth companies that we have been waiting for some time such medical industrial including drug and medical equipment supply. Our investment strategies are as follows:

(1) Invest our cash in the medical sector that has been corrected since 1999. We are optimistic about the medical sector for the following reasons:

     (a) The earnings growth in medical stocks is pretty stable and could generate strong relative return when other sectors face valuation correction, rotation or growth slow.
     (b) More importantly, some drug stocks had a quite certain percentage correction from its peak, and the valuation become more reasonable compare its historically, also more favorable compare to some so-called new economic stocks. Such as Johnson and Johnson, have been down 33%, from its peak $105 to recently $71, we took this opportunity that added this quality company into our portfolio.

(2) Selling some potation of high flyer technology stocks that reached reasonable price recently and looking for next potential candidate, that not only can lock in profit if technology stocks have rotation or correction but also less volatile because the proceeds will go into some undervalue sector or company or become cash to wait another purchase opportunity.
(3) Increase some quality of the so-called old economic stocks. Although we believe that the technology boom is in its early stages due to explosive growth in computer networking, Internet, e-commerce, and telecommunication. However, with tech stocks up so much already and valuations at all-time highs. Also, no mater the company of new economic or old economic, earning and value are still the key and eventually will reflect on the stock price. Fashion is good for temporary.


Portfolio Review

Over the last six months, the Fund sold AVX Corp. that provide the 227% return, also sold potation of and Network Solutions and Citrix Systems Inc that provide 350% and 400% respectively with a year. However, some semiconductor company such as Intel and Micron Technology although appreciation more than 100% during past year, but we still believe they still have room to grow because the cyclical recovery in this industry. The similar situation also including Network Appliance; R F Micro Device; S D L Inc ;Calpine Corp. those company still deliver highly growth, we willing give them more time to grow During this period, the worst performers in the fund are Armstrong World Industrial Inc; Philip Morris; Lockheed Martin Corp.; Mattel; Compaq Computer; Nu Skin Enterprises CL A; VISX Inc and Wackenhut Corrections Inc. Nonetheless, we still have a positive outlook for those companies, especially some company not only under the oversold stage but also has 9% dividend yield that provide a support for the stock price. Also the good new is that those companies are very light weighted on our portfolio, most companies are around 0.2% and the highest is 0.5% of the portfolio. We will use plenty cash to take this oversold opportunity to purchase more once we feel ready.

We would like to take this opportunity to thank our shareholders for their confidence and patience with us. We will continue to do our best and seek rewarding returns on your behalf.


Best regards,

--------------------------------
David Y.S. Chiueh
President, Portfolio Manager

                                                  Upright  Growth  Fund
                                                 Schedule of Investments
                                                    March  31,  2000
                                                                                             SHARES               VALUES

Securities/Common Stocks
    AUTO/TRUCK                                                   0.77%
         TRW INC  *                                                                             200               11,700

    BANK                                                         7.61%
         BANK AMERICA CORP                                                                      900               47,194
         BANK ONE CORP                                                                          800               27,500
         CITIGROUP INC                                                                          300               17,962
         FIRST UNION CORP                                                                       600               22,350
                                                                                                                --------
                                                                                                                 115,006
    BUILDING                                                     0.24%
         ARMSTRONG WORLD IND INC                                                                200                3,575

    CABLE                                                        1.99%
         UNITEDGLOBALCOM *                                                                      400               30,025

    CHEMICAL                                                     1.75%
         DUPONT                                                                                 500               26,468

    COMPUTER                                                    12.96%
         ACCLAIM ENTERTAINMENT INC  *                                                         1,000                3,312
         ADAPTEC INC  *                                                                         200                7,725
         B M C SOFTWARE INC  *                                                                  100                4,938
         CITRIX SYSTEMS INC  *                                                                  200               13,250
         COMPAQ COMPUTER CORP                                                                   100                2,675
         INTL BUSINESS MACHS CORP                                                               200               23,650
         INTUIT INC  *                                                                          200               10,875
         LUCENT TECHONLOGY                                                                      127                7,874
         MARCHFIRST  *                                                                          259                9,243
         NETWORK APPLIANCE INC  *                                                               400               33,100
         NOVELL INC  *                                                                          200                5,725
         SAP AG ADR                                                                             300               17,925
         3 COM CORP  *                                                                        1,000               55,625
                                                                                                                --------
                                                                                                                 195,917
    CONSUMBER                                                    2.48%
         CENDANT CORP  *                                                                      1,000               18,688
         GILLETTE                                                                               500               18,844
                                                                                                                --------
                                                                                                                  37,532



                                  See accompanying notes to financial statement





                                                                                             SHARES               VALUES


    DEFENSE                                                      0.77%
         BOEING CO                                                                              200                7,562
         LOCKHEED MARTIN CORP                                                                   200                4,088
                                                                                                                --------
                                                                                                                  11,650
    ELECTRONIC                                                   9.92%
         INTEL CORP                                                                             200               26,388
         MICRON TECHNOLOGY INC  *                                                               400               50,400
         R F MICRO DEVICES INC  *                                                               200               26,875
         SDL INC  *                                                                             200               42,575
         VISX, INC DEL  *                                                                       200                3,650
                                                                                                                --------
                                                                                                                 149,888
    ENERGY                                                       2.49%
         CALPINE CORP  *                                                                        400               37,600

    FINANCIAL                                                    7.00%
         ADVANTA CORP CL A                                                                      600               12,188
         COUNTRYWIDE CR INDS INC                                                                500               13,625
         FIRST DATA CORP                                                                        200                8,875
         KNIGHT/TRIMARK GROUP INC-CL A  *                                                     1,200               61,200
         TD WATERHOUSE GROUP INC  *                                                             400               10,000
                                                                                                                --------
                                                                                                                 105,888

      FOOD                                                       3.51%
         CAMPBELL SOUP                                                                          700               21,525
         KELLOGG  *                                                                             800               20,600
         RALSTON PURINA  CORP                                                                   400               11,000
                                                                                                                --------
                                                                                                                  53,125
    HOUSEHOLD                                                    0.86%
         SALTON INC  *                                                                          300               13,012

    INTERNET                                                    10.90%
         AMERICAN ONLINE INC  *                                                               1,500              101,157
         EXCITE AT HOME  *                                                                    1,000               32,938
         NEWARK SOLUTION INC CL A  *                                                            200               30,740
                                                                                                                --------
                                                                                                                 164,835
    LEISURE                                                      1.19%
         CALLAWAY GOLF CO                                                                       400                6,200
         INTL GAME TECH.                                                                        400                8,675
         MATTEL INC                                                                             300                3,150
                                                                                                                --------
                                                                                                                  18,025


                                   See accompanying notes to financial statement


                                                                                             SHARES               VALUES
    MACHINE                                                      1.30%
         CATERPILLAR INC.                                                                       500               19,719

    MEDICAL                                                     10.00%
         BARR LABORATORIES INC  *                                                               300               12,600
         BOSTON SCIENTFIC CORP                                                                1,000               21,313
         DURA PHARMACEUTICAL INC                                                              1,000               12,313
         I C N PHARMACEUTICAL                                                                   400               10,900
         JOHNSON AND JOHNSON                                                                    400               28,100
         MCKESSON HBOC INC                                                                      900               18,900
         MERCK & XO INC                                                                         200               12,425
         SHIRE PHARMACEUTICALS GROUP  *                                                         521               26,700
         WATSON PHARMACEUTICALS INC  *                                                          200                7,938
                                                                                                                --------
                                                                                                                 151,189
    OIL                                                          0.68%
         TRANSOCEAN SEDCO FOREX  INC                                                            200               10,262

    PROTECTION                                                   0.25%
         WACKENHUT CORRECTIONS  *                                                               400                3,850

    RETAIL                                                       0.74%
         ABERCROMBIE & FITCH CL A  *                                                            200                3,187
         NU SKIN ASIA PACIFIC A  *                                                            1,000                7,938
                                                                                                                --------
                                                                                                                  11,125
    TELECOMMUNICATION                                            6.00%
         ALCATEL ALSHOM ADR  +                                                                  300               13,425
         AT&T CORP                                                                              400               22,525
         MOTOROLA INC                                                                           115               16,790
         NIPPON TEL & TEL CO  +                                                                 200               15,763
         NOKIA CORP  +                                                                          100               22,200
                                                                                                                --------
                                                                                                                  90,703
    TEXTILE                                                      1.58%
         NAUTICA ENTERPRISES INC  *                                                             800                9,400
         TOMMY HILFIGER                                                                       1,000               14,500
                                                                                                                --------
                                                                                                                  23,900
    TOBACCO                                                      0.41%
         PHILIP MORRIS CO  INC                                                                  300                6,262

    TRANSPORTATION                                               1.46%
         CONTINENTAL AIRLINES INC-CL B  *                                                       200                8,175
         U.S. AIRWAYS GROUP INC  *                                                              500               13,906
                                                                                                                --------
                                                                                                                  22,081
    UTILITY                                                      2.58%
         SOUTHWESTERN                                                                           400               16,850
         TELEPHONE & DATA SYSTEMS INC                                                           200               22,200
                                                                                                                --------
                                                                                                                  39,050

                             See accompanying notes to financial statement




Total Securities/Common Stocks (cost $1,107,679)                89.46%                                        1,352,387


Cash Equivalents                                                20.24%

     Fifth/Third Bank Money Fund                                                                                205,958
     due  04/03/00 at 5.65%

     Fifth/Third Bank Treasury Obligations Fund  5.49%                                                           50,000

     Fifth/Third Bank Prime Money Market  Fund  5.49%                                                            50,000

Total Cash Equivalents (cost $305,958)                                                                          305,958

Total Securities (cost $1,413,637)                             109.70%                                        1,658,345

Other assets less liabilities (net)                             -9.70%                                         (146,488)


Net Assets                                                     100.00%                                       $1,511,857



* Non-income producing security


+ American Depository Receipt


                  See accompanying notes to financial statement

                               UPRIGHT GROWTH FUND
                       Statement of Assets and Liabilities
                           March 31, 2000 (Unaudited)

   Assets:

   Investment in securities, at value ( cost $1,413,637)                                                             $1,658,345
   Subscriptions Receivable                                                                                              50,000
   Accrued Interest Receivable                                                                                              457
                                                                                                                     ----------
   Total Assets                                                                                                       1,708,802

   Liabilities:

   Adviser Fee                                                                             8,181
   Administrative Fee                                                                      2,454
   Custodian Fee                                                                           1,100
   Auditors and Legal Fee                                                                  3,247
   Trustee Fee                                                                               549
   Blue Sky Fee                                                                              978
   Insurance Fee                                                                             366
   Security Purchases Payable                                                            180,070
                                                                                                                     ----------
   Total Liabilities                                                                                                    196,945

   Net Assets                                                                                                         1,511,857

   Net assets consist of:
   Paid in capital                                                                                                    1,231,027
   Undistributed net investment income                                                                                 (14,039)
   Accumulated undistributed net realized gain (loss)                                                                    50,161
   Net unrealized appreciation(depreciation)                                                                            244,708

   Net Assets for 115,061 shares outstanding                                                                         $1,511,857

   Net Asset Value and redemption price per share                                                                        $13.14
   Maximum offering price per share, (100/97 of $13.14 )                                                                 $13.54




                  See accompanying notes to financial statement

                                                      UPRIGHT  GROWTH  FUND
                                                     Statement of Operations
                                       October  1,  1999  to  March  31,  2000 (Unaudited)

   Investment Income

   Dividends                                                                                                          $2,146
   Interest                                                                                                            4,891
                                                                                                                      ------
   Total Income                                                                                                        7,037

   Expenses

   Adviser fees                                                                            8,181
   Administrative fees                                                                     2,454
   Custodian fees                                                                          1,830
   Auditors and Legal fees                                                                 6,718
   Trustee fees                                                                              549
   Blue Sky fees                                                                             978
   Insurance fees                                                                            366

   Total expenses                                                                                                     21,076
   Net investment income (Loss)                                                                                      (14,039)


   Realized and Unrealized Gain (Loss)

   Net realized gain (loss) on:
     Investment securities                                                                                            50,298
     Change in net unrealized appreciation (depreciation) on Investment securities                                   242,477

   Net gain (loss)                                                                                                   292,775
   Net increase (decrease) in net assets resulting from operation                                                   $278,736



                 See accompanying notes to financial statements

                                                UPRIGHT  GROWTH  FUND
                                          Statement of Changes in Net Assets
                             For the Periods Ended March 31, 2000 and September 30, 1999


                                                                                       (Unaudited)
                                                                                     Six Months Ended           Year Ended
                                                                                      March 31, 2000        September 30, 1999
Increase (Decrease) in Net Assets
Operations
    Net investment income                                                               ($14,039)                 $1,772
    Net realized gain (loss) on investments                                                50,298                  (137)
    Change in net unrealized appreciation (depreciation)                                  242,477                  2,231
                                                                                        ---------                 ------
    Net increase (decrease) in net assets from operations                                 278,736                  3,866

Distributions to shareholders
    From net investment income                                                            (1,772)                      0
    From net realized gain                                                                      0                      0
                                                                                        ---------                 ------
    Total distributions                                                                   (1,772)                      0

Share transactions
    Net proceeds from sales of shares                                                     421,651                707,604
    Reinvestment of distributions                                                           1,772                      0
    Shares redeemed                                                                             0                      0
                                                                                        ---------                -------
    Net increase (decrease) in net assets from transaction                                423,423                707,604
                                                                                        ---------                -------
Total increase (decrease) in net assets                                                  $700,387               $711,470

Net Assets
    Beginning of period                                                                  $811,470               $100,000
                                                                                        ---------               --------
    End of period                                                                      $1,511,857               $811,470
                                                                                       ----------               --------









                  See accompanying notes to financial statement

                               UPRIGHT GROWTH FUND

                              Financial Highlights

                 For a share outstanding throughout each period



                                                                                                 (Unaudited)
                                                                                                  Six Months       Period from
                                                                                                    Ended           01/21/99 1
                                                                                                   03/31/00        to 09/30/99
Selected Per-Share Data
    Net asset value, beginning of period                                                            $10.08           $10.00
    Income from investment operations
        Net investment income                                                                       (0.15)             0.03
        Net realized and unrealized gain (loss)                                                       3.23             0.05
                                                                                                     -----             ----
        Total from investment operations                                                              3.08             0.08

    Less Distributions
        From net investment income                                                                    0.02             0.00
        From net realized gain                                                                        0.00             0.00
                                                                                                     -----             ----
        Total distributions                                                                           0.00             0.00
    Net asset value, end of period                                                                  $13.14           $10.08
    Total Returns                                                                                   30.36% 2           0.8% 2

    Ratios and Supplemental Data
    Net assets, end of period                                                                   $1,511,857         $811,470
    Ratio of expenses to average net assets                                                          3.84% 3          5.47% 3
    Ratio of expenses to average net assets (after reductions)                                       3.84% 3          1.95% 3
    Ratio of net investment income to average net assets                                           (2.56%) 3        (3.05%) 3
    Ratio of net investment income to average net assets (after reductions)                        (2.56%) 3          0.47% 3
    Portfolio turnover rate                                                                         17.58% 3          8.87% 3





                 See accompanying notes to financial statements

1 Since Inception of Fund
2 Total returns do not include the one time sales charge
3 Annualized

                          Notes to financial statements


                              UPRIGHT GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS
                                  March 31,2000

1.  SIGNIFICANT ACCOUNTING POLICIES
    ORGANIZATION
    Upright Investments trust (the "Trust") is an open-end management Investment Company organized as a business trust under the laws of the State of Delaware under a Certificate of Formation dated March 4, 1998. The
    Certificate of Formation provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares, and which presently consist of one series of shares for the Upright Growth Fund. The Fund's investment objective is to provide long term growth Of capital, with income as a secondary objective.

    SECURITY VALUATION
    The Fund intends to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over- the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

    SECURITY TRANSACTION TIMING
    Security transactions are recorded on the date's transactions are entered into. Dividend income and distributions to shareholders are recorded on the ex-dividend data. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.

    INCOME TAXES
    It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

    ESTIMATES
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                               UPRIGHT GROWTH FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT'D)
                                 March 31, 2000


2.  RELATED PARTY TRANSACTIONS
    David Y. S. Chiueh is an officer of Upright Financial Corporation, the Fund Advisor. He is also an officer and trustee of the Fund.

    Upright Financial Corporation, the Fund's investment advisor, is registered as an investment advisor under the Investment Advisers Act of 1940. As compensation for Upright Financial Corporation's services rendered to the Fund, such Fund pays a fee, computed at an annual rate of 1.50% of its daily net assets. The Fund has accrued $8,181 of advisor fees through March 31, 2000, none of which have been paid.

    Upright Financial Corporation is the Fund's administrator. As compensation for Upright Financial's services rendered to the Fund, such Fund pays a fee computed at an annual rate of .45% of its daily net assets. The Fund has accrued $2,454 of administration fees through March 31,2000, none of which have been paid.

3.  CAPITAL STOCK AND DISTRIBUTION
    At March 31, 2000, an unlimited number of shares were authorized and paid in capital amounted to $1,231,027 for the Upright Growth Fund. Transactions in capital stock were as follows:

                   Shares Sold               34,541
                   Share Reinvested             150
                   Shares Redeemed                0
                   Net Increase              34,691
                   Shares Outstanding:
                    Beginning of period      80,520
                    End of period           115,061

4.  SALES CHARGE
    The sales charge for shares of the Fund are outlined below:

                            As a % of
    Investment            Offering Price      Net Amount Invested

    Up to $49,999              3.0%                   3.09%
    $ 50,000 -  99,999         2.5%                   2.56%
    $100,000 - 249,999         2.25%                  2.30%
    $250,000 - 499,999         1.75%                  1.78%
    $500,000 - 749,999         1.50%                  1.52%
    $750,000 - 999,999         1.25%                  1.27%
    $1 million and up           .75%                   .76%

                               UPRIGHT GROWTH FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT'D)
                                 March 31, 2000


5. PURCHASES AND SALES OF SECURITIES
   During the period ended March 31, 2000 purchases and sales of investment securities other than U. S. Government obligations and short-term investments aggregated $1,142,530 and $85,149, respectively. Purchases and sales of U. S. Government obligations aggregated $0 and $0, respectively.



6. SECURITY TRANSACTIONS
   For federal income tax purposes, the cost of investments owned at March 31, 2000 was the same as identified cost.

   At March 31, 2000, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:


                                               Net Appreciation
       Appreciation      (Depreciation)        (Depreciation)


         $336,348            $91,640               $244,708

                      Investment Adviser and Administrator

                         Upright Financial Corporation

                          615 West Mt. Pleasant Avenue
                              Livingston, NJ 07039


                                   Custodian

                          Fifth Third Bank Corporation
                            38 Fountain Square Plaza
                             Cincinnati, Ohio 45263



                              Independent Auditors

                        McCurdy & Associates CPA's Inc.
                               27955 Clemens Road
                               Westlake, OH 44145



                                 Transfer Agent

                          Mutual Shareholder Services
                       1301 East Ninth Street, Suite 1005
                              Cleveland, OH 44114


                                  Underwriter

                             Maxus Securities Corp.
                       1301 East Ninth Street, Suite 3600
                              Cleveland, OH 44114